UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM	8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	March 18, 2020	(	January 3, 2020)

KAMAN CORPORATION
(Exact name of registrant as specified in its charter)

Connecticut	001-35419	06-0613548
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1332 Blue Hills Avenue,	Bloomfield,	Connecticut	06002
(Address of principal executive offices)			(Zip Code)

(860)	243-7100
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock ($1 par value per share)	KAMN	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

EXPLANATORY NOTE

This Form 8-K/A (Amendment No. 1) (this "Amendment No. 1") is filed by Kaman Corporation (the “Company”) as an amendment to the Current Report on Form 8-K (the "Original Form 8-K") filed with the United States Securities and Exchange Commission on January 3, 2020 relating to the acquisition of Bal Seal Engineering LLC, formerly known as Bal Seal Engineering, Inc. (“Bal Seal”), by Kaman Acquisition USA, Inc., a newly-formed Delaware corporation and indirect wholly-owned subsidiary of the Company, on January 3, 2020. This Amendment No. 1 is being filed to include financial statements and financial information required under Item 9.01 of Form 8-K. The financial statements and financial information filed within this Amendment No. 1 should be read in conjunction with the Original Form 8-K.

Item 9.01    Financial Statements and Exhibits.

(a)    Financial Statements of the Business Acquired

The following audited financial statements of Bal Seal are attached hereto as Exhibit 99.1 and are incorporated herein by reference:

•	Independent Auditors’ Report of Windes, Inc.

•	Consolidated Balance Sheet as of December 31, 2019

•	Consolidated Statement of Income and Comprehensive Income for the year ended December 31, 2019

•	Consolidated Statement of Stockholder’s Equity for the year ended December 31, 2019

•	Consolidated Statement of Cash Flows for the year ended December 31, 2019

•	Notes to the Consolidated Financial Statements

(b)    Unaudited Pro Forma Financial Information

The following unaudited pro forma combined financial information of the Company, after giving effect to the acquisition of Bal Seal, is attached hereto as Exhibit 99.2 and is incorporated herein by reference:

•	Unaudited Pro Forma Combined Statements of Operations for the year ended December 31, 2019

•	Unaudited Pro Forma Combined Balance Sheets as of December 31, 2019

•	Notes to Unaudited Pro Forma Combined Financial Statements

(d)    Exhibits

Exhibit	Description
23.1	Consent of Independent Auditors, Windes, Inc.
99.1	Audited consolidated financial statements of Bal Seal for the year ended December 31, 2019
99.2	Unaudited pro forma combined financial information for the year ended December 31, 2019
101.INS	XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document
101.SCH	Inline XBRL Taxonomy Extension Schema Document
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document
104	Cover Page Interactive Data File, formatted in iXBRL and contained in Exhibit 101

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAMAN CORPORATION

By:	/s/ Robert D. Starr
Robert D. Starr
Executive Vice President and Chief Financial
Officer

Date: March 18, 2020